Exhibit 99.1

PERIODIC REPORT CERTIFICATION
of the Chief Executive Officer and Chief Financial Officer

I, Dennis C. Pence, Chairman and Chief Executive Officer of Coldwater Creek Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report of the Company on Form 10-Q for the quarterly period ending August 31, 2002, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/    DENNIS C. PENCE

Chairman and Chief Executive Officer
October 15, 2002

I, Melvin Dick, Chief Financial Officer of Coldwater Creek Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report of the Company on Form 10-Q for the quarterly period ending August 31, 2002, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/    MELVIN DICK

Executive Vice President and Chief Financial Officer
October 15, 2002

I, Georgia Shonk-Simmons, President and Chief Merchandising Officer of Coldwater Creek Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report of the Company on Form 10-Q for the quarterly period ending August 31, 2002, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/    GEORGIA SHONK-SIMMONS

President and Chief Merchandising Officer
October 15, 2002